UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             March 7, 2008

SOUTHWEST CASINO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50572	87-0686721
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2001 Killebrew Drive, Suite 350, Minneapolis, MN	55425
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     952-853-9990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a.12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 7, 2008, Southwest Casino and Hotel Corp. (“Southwest Casino & Hotel”), a wholly owned subsidiary of Southwest Casino Corporation, entered into a series of eight promissory notes with Crown Bank of Minneapolis, Minnesota.  Under the promissory notes, Crown Bank loaned Southwest Casino & Hotel an aggregate $1.55 million.  Each of the Notes accrues interest at a floating rate of prime plus 1.5 percent (currently 7.5%), with a minimum interest rate of 7.0 percent.  Under the Notes, Southwest Casino & Hotel will make monthly payments of interest only from April 11, 2008 to January 11, 2009.  Beginning February 11, 2009, Southwest Casino & Hotel will repay the outstanding principal balance and accrued interest in 12 equal monthly installments with the final payment due January 11, 2010.  Southwest Casino & Hotel may prepay any outstanding amounts under the Notes at any time without premium or penalty.

Each of the eight promissory notes is co-signed by a shareholder of Southwest Casino Corporation.  Each of these co-signers is fully obligated to Crown Bank and individually liable for the principal amount and any accrued and unpaid interest and costs outstanding under the co-signed note.  As a condition to entering into the Notes, Crown Bank required each of James Druck, Chief Executive Officer, Thomas Fox, President and Chief Operating Officer, and Jeffrey Halpern, Vice President of Government Affairs of Southwest Casino Corporation to increase their previously existing $150,000 personal guarantees of Southwest Casino & Hotel’s outstanding $450,000 line of credit to $250,000 and extend those guarantees to cover both the line of credit and the eight promissory notes through their respective repayment terms.

The promissory notes contain customary events of default, including, without limitation, payment defaults, insolvency or bankruptcy, death or incompetency of a co-signer, business termination, misrepresentation, monetary judgment defaults and other material changes.

In consideration of co-signing the promissory notes, on March 10, 2008 Southwest Casino Corporation issued five-year fully exercisable warrants to purchase an aggregate of 2,300,000 shares of its common stock at an exercise price of $0.39 per share to the shareholder co-signers.  Each co-signer received a warrant to purchase one share of Southwest Casino Corporation common stock for each $1.00 in principal amount of the promissory note co-signed by that shareholder.  In consideration of the increase in the amount and extension of the term of their respective guarantees, Mr. Druck, Mr. Fox and Mr. Halpern each received warrants to purchase one share of Southwest Casino Corporation common stock for each $1.00 of guarantee, or 250,000 shares.  The $0.39 per share exercise price of these warrants represented the average closing market price of one share of Southwest Casino Corporation’s common stock over the 5 trading days preceding the closing of the loan.  Warrant holders also received the right to have the shares of Southwest Casino Corporation common stock purchasable upon exercise of their warrants included in any registration statement that Southwest Casino Corporation may file in the future (“piggy-back rights”) under the terms of a separate Registration Rights Agreement.

In further consideration of co-signing the promissory notes, Southwest Casino Corporation also entered into a Pledge Agreement with the co-signers and guarantors under which it pledged its shares of Southwest Casino and Hotel Corp. to the co-signers and guarantors to secure any liabilities or obligations they may occur under the promissory notes.  The co-signers’ and guarantors’ right to recovery under the Pledge Agreement is limited to the actual costs paid by the co-signers or guarantors and subject to a prior security interest in the membership interests of North Metro Harness Initiative, LLC owned by Southwest Casino & Hotel, as well as the terms of the North Metro Harness Initiative, LLC Member Control Agreement.

Southwest Casino Corporation, the co-signers, and Messrs. Druck, Fox and Halpern also entered into a Contribution Agreement dated March 7, 2008.  Under the Contribution Agreement, Southwest Casino

Corporation agreed to reimburse to any co-signer or guarantor any amount paid in connection with the promissory notes for reason other than Southwest’s inability to pay.  If Southwest is unable to repay the notes, each of the co-signers and Mr. Druck, Mr. Fox and Mr. Halpern agreed in the Contribution Agreement to indemnify each other so that any payments made by co-signers or guarantors will be made in proportion to the original principal amount of the promissory note co-signed or personal guarantee given to the total amount of all promissory notes and loan guarantees.

Southwest Casino & Hotel intends to use the proceeds from the loan transaction for general working capital, including additional membership contributions to North Metro Harness Initiative, LLC if required under the terms of the construction financing for that facility or agreed to between the members of North Metro Harness Initiative.  Southwest has reserved from the proceeds of the loan $97,000, which Southwest estimates based on the current interest rate is the amount of the interest-only payments due under the notes through January 11, 2009, to make those interest payments.

The descriptions of the Promissory Notes, Pledge Agreement, Contribution Agreement, Personal Guaranties of Mr. Druck, Mr. Fox and Mr. Halpern, the Warrants and the Registration Rights Agreement above are qualified in their entirety by reference to the Form of Promissory Note, Pledge Agreement, Contribution Agreement, form of Personal Guaranty by Mr. Druck, Mr. Fox and Mr. Halpern, form of Warrant and form of Registration Rights Agreement filed as Exhibits 10.1, 10.2, 10.3, 10.4, 4.1 and 4.2 respectively, to this Current Report on Form 8-K and are incorporated in this Form 8-K by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosure under Item 1.01 of this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

See the disclosure under Item 1.01 of this Current Report on Form 8-K.

The warrants issued to the shareholders who co-signed the promissory notes totaling $1.55 million described above under Item 1.01 of this Current Report on Form 8-K were issued by Southwest Casino Corporation in reliance upon exemptions from the registration requirements under the Securities Act of 1933, as amended, including Regulation D and Section 4(2), and applicable state securities laws.  With regard to the reliance upon the exemptions under Regulation D and Section 4(2) under the Securities Act, Southwest Casino Corporation made certain inquiries of the shareholder guarantors to establish that the issuance of the warrants qualified for these exemptions from the registration requirements. No underwriting commissions or discounts were paid with respect to the issuance of the Warrants.

Item 9.01               Financial Statements and Exhibits

(c)   Exhibits.

Exhibit No.	Description	Method of Filing
4.1	Form of Warrant issued March 10, 2008 issued by Southwest Casino Corporation	Filed herewith

4.2	Form of Registration Rights Agreement dated March 10, 2008 between Southwest Casino Corporation and warrantholders	Filed herewith

10.1	Form of Promissory Note among Southwest Casino & Hotel Corp., Crown Bank N.A. and co-signers entered into March 7, 2008.	Filed herewith

10.2	Contribution Agreement among Southwest Casino & Hotel Corp., co-signers and guarantors dated March 7, 2008.	Filed herewith

10.3	Stock Pledge Agreement dated March 7, 2008 among Southwest Casino Corporation, co-signers and guarantors.	Filed herewith

10.4	Form of Amended and Restated Personal Guaranty by James Druck, Thomas Fox and Jeffrey Halpern, officers of Southwest Casino Corporation, dated March 7, 2008 for the benefit of Crown Bank	Filed herewith

*              Pursuant to Item 601(b)(2) of Regulation S-B, the registrant agrees to furnish, supplementally, a copy of any exhibit or schedule omitted from any as filed exhibit to this report to the Securities and Exchange Commission upon request.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST CASINO CORPORATION

Date: March 13, 2008

By:	/s/ Thomas E. Fox
Name:	Thomas E. Fox
Title:	President

SOUTHWEST CASINO CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
4.1	Form of Warrant issued March 10, 2008 issued by Southwest Casino Corporation	Filed herewith

4.2	Form of Registration Rights Agreement dated March 10, 2008 between Southwest Casino Corporation and warrantholders	Filed herewith

10.1	Form of Promissory Note among Southwest Casino & Hotel Corp., Crown Bank N.A. and co-signers entered into March 7, 2008.	Filed herewith

10.2	Contribution Agreement among Southwest Casino & Hotel Corp., co-signers and guarantors dated March 7, 2008.	Filed herewith

10.3	Stock Pledge Agreement dated March 7, 2008 among Southwest Casino Corporation, co-signers and guarantors.	Filed herewith

10.4	Form of Amended and Restated Personal Guaranty by James Druck, Thomas Fox and Jeffrey Halpern, officers of Southwest Casino Corporation, dated March 7, 2008 for the benefit of Crown Bank	Filed herewith

*                                         Pursuant to Item 601(b)(2) of Regulation S-B, the registrant agrees to furnish, supplementally, a copy of any exhibit or schedule omitted from any as filed exhibit to this report to the Securities and Exchange Commission upon request.